UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 South Tryon Street, Charlotte, North Carolina 28202-1803

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Duke Energy Corporation	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy Corporation	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy Corporation	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Duke Energy Corporation	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC

Duke Energy Corporation	3.85% Senior Notes due 2034	DUK34	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On January 12, 2024, Duke Energy Corporation (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated January 9, 2024 (the “Underwriting Agreement”), with Wells Fargo Securities, LLC, as underwriter (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter $50,000,000 aggregate principal amount of the Company’s 4.850% Senior Notes due 2027 (the “2027 Notes”) and $100,000,000 aggregate principal amount of the Company’s 4.850% Senior Notes due 2029 (the “2029 Notes”, and together with the 2027 Notes, the “Securities”). The terms of the 2027 Notes, other than their issue date and issue price, are identical to the terms of, and are a part of the same series as, the $550,000,000 aggregate principal amount of the Company's 4.850% Senior Notes due 2027 issued by the Company on January 5, 2024. The terms of the 2029 Notes, other than their issue date and issue price, are identical to the terms of, and are a part of the same series as, the $550,000,000 aggregate principal amount of the Company's 4.850% Senior Notes due 2029 issued by the Company on January 5, 2024. The Securities were sold to the Underwriter at discounts to their principal amounts. The Securities were issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by various supplemental indentures thereto, including the Thirty-first Supplemental Indenture, dated as of January 5, 2024 (the “Supplemental Indenture”), between the Company and the Trustee.  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, together with the forms of global notes evidencing the Securities included therein, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K for the purpose of incorporating such opinion into the Company’s Registration Statement on Form S-3, No. 333-267583.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Thirty-first Supplemental Indenture, dated as of January 5, 2024, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, and forms of global notes included therein (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed on January 5, 2024, File No. 001-32853)

5.1	Opinion of Robert T. Lucas III regarding validity of the Securities

23.1	Consent of Robert T. Lucas III (included as part of Exhibit 5.1)

99.1	Underwriting Agreement, dated January 9, 2024, between the Company and Wells Fargo Securities, LLC, as underwriter

104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: January 12, 2024
	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Corporate Secretary